Subsequent Event	12 Months Ended
Aug. 31, 2017
Subsequent Events [Abstract]
Subsequent Event
24.	Subsequent event

(a) On December 15, 2017, the Group granted 900,000 share options to purchase 900,000 Class A ordinary shares of the Company or 17% of the total shares reserved under the current share incentive plan, to school principals and management team members at a weighted average exercise price of US$8.74 per share with vesting periods varying from three to five years. The non-vested shares are not transferable and may not be sold, pledged or otherwise transferred, and the holder has no voting or dividend right on the non-vested shares. The value of ordinary shares of the Company on the grant date was US$17.81 per share. The weight average fair value of granted share options of the Company on the grant date was approximately US$11.96 per share option.

(b) In December 2017, the Group entered into an agreement to acquire 75% equity interests in five kindergartens to further strengthen the Group’s foothold in Hubei province of China. The Group currently expects to complete the acquisition by the end of fiscal year 2018 subject to the fulfillment of certain conditions as stipulated in the sales and purchase agreement. The total consideration for this potential acquisition is estimated to be approximately RMB114 million in cash.